90022-P1 08/23

LEGG MASON PARTNERS INVESTMENT TRUST
SUPPLEMENT DATED AUGUST 4, 2023
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED MARCH 1, 2023 OF
CLEARBRIDGE INTERNATIONAL VALUE FUND (the “Fund”)

I.	Effective September 1, 2023, the following information supplements the information contained in the section of the Fund’s Summary Prospectus and Prospectus titled “Performance”:
Effective September 1, 2023, the Fund added the MSCI Europe Australasia Far East (EAFE) Index as an additional benchmark. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the Fund’s subadviser believe the MSCI Europe Australasia Far East (EAFE) Index is an appropriate benchmark for the Fund in light of the Fund’s investment strategy. The Fund will continue to compare its performance to the MSCI All Country World Index Ex‑U.S. Index, a broad-based securities market index.

II.
Effective September 1, 2023, the third paragraph of the section titled “More on the fund’s investment strategies, investments and risks – Important Information” in the Fund’s Prospectus is deleted and replaced with the following:

The fund invests primarily in equity securities of foreign companies. Under normal circumstances, the fund invests at least 80% of its net assets in a diversified portfolio of equity securities of foreign companies. The fund may invest up to 15% of its net assets in equity securities of emerging market issuers. The fund may invest in equity securities of small, medium and large capitalization issuers. The fund may invest in equity securities of foreign companies either directly or through depositary receipts representing an interest in those securities.
Please retain this supplement for future reference.